Commitments and Contingencies (Details) - Schedule of future minimum rental payments under non-cancelable operating lease agreements $ in Thousands	Jun. 27, 2021 USD ($) [1]
Schedule of future minimum rental payments under non-cancelable operating lease agreements [Abstract]
2022	$ 54,194
2023	55,898
2024	55,073
2025	54,926
2026	52,646
Thereafter	627,632
Total	$ 900,369

[1]	During fiscal year 2021, we deferred $10,402 of future minimum rental payments under non-cancelable operating lease agreements from fiscal 2021 to be paid in fiscal years 2023, 2024 and 2025, at an interest rate of LIBOR plus 3% per annum. These deferrals are included in other long-term liabilities in the consolidated balance sheets, and are excluded from the table above. See Note 2 — Significant Accounting Policies: Recently Adopted Accounting Standards for more information.